Exhibit 99.3

CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the inclusion in the Current Report on Form 8-K/A of the L.S. Starrett Company filed July 13, 2006, of our report dated January 20, 2006, relating to the financial statements of Tru-Stone Technologies, Inc for the years ended December 31, 2005 and 2004.

KERN, DEWENTER, VIERED, LTD.

St. Cloud, Minnesota

July 13, 2006